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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                              Dated: June 15, 1998


     The subsection entitled "Expense Caps" in the Summary on page 4 is amended to state:

     The expense caps require the Advisor to reduce its investment advisory fee, or to pay the operating expenses of the Funds, to the extent necessary to limit their annual ordinary operating expenses (including amortization of organizational expenses but not brokerage fees and commissions, interest, taxes and certain extraordinary expenses), as a percentage of average net value, to 0.40% for Money Market, 1.05% for Convertible Securities, 0.47% for Enhanced 500, 0.91% for Large Cap Growth, 0.55% up to $10,000,000 in assets and 0.91% for Large Cap Value, 1.20% for Small Cap Value, 1.36% for Value Opportunities, 1.78% for Emerging Markets Income, 1.20% for European Equities, 1.16% for International Equities and 1.20% for Japanese Equities, until December 31, 1998. With respect to Core Fixed Income, the Advisor has agreed to reduce its investment advisory fee to 0.35% of the Fund's average daily net assets until December 31, 1998.

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     The subsection entitled "Portfolio Managers" pertaining to the Galileo
Small Cap Value and Value Opportunities Funds on page 65 is hereby amended by adding the following individual:

     Tyler D. Davis  Mr. Davis joined TCW in 1998 after more than seventeen years as an Analyst and Portfolio Manager specializing in the energy, financial and capital goods industries. Previously, he served as a Director and Partner at Cowen Asset Management, Beck, Mack & Oliver and E.M. Warburg Pincus and Co. Prior to that he worked at Merrill Lynch Capital Markets as a Securities Analyst specializing in energy. Mr. Davis holds a degree in Mathematics and Geology from Bowdoin College.

The first paragraph on page 69 under the subsection entitled "Advisory and Sub-Advisory Agreements" is hereby amended to state:

     With respect to Convertible Securities, Enhanced 500, Large Cap Growth, Large Cap Value, Small Cap Value, Value Opportunities, Money Market, Emerging Markets Income, European Equities, International Equities and Japanese Equities, the Advisor has agreed to reduce its investment advisory fee, or to pay the operating expenses for the Fund, to the extent necessary to limit the Fund's ordinary annual operating expenses (including amortization of organizational expenses) to 1.05%, 0.47%, 0.91%, 0.55% (up to $10,000,000 in net assets, 0.91% thereafter), 1.20%, 1.36%, 0.40%,
     1.78%, 1.20%, 1.16% and 1.20%, respectively, of their average net value, until December 31, 1998. With respect to Core Fixed Income, the Advisor has agreed to reduce its investment advisory fee to 0.35% of the Fund's average daily net assets until December 31, 1998.


     November 1, 1998

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